EXHIBIT 99.2
                                  ------------

            Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-14,
                    Asset-Backed Certificates, Series 2005-14

Goldman Sachs                     GSAA-05 14

================================================================================



---------------------------------------------------------------
Stats
---------------------------------------------------------------
Count: 1205
Schedule Balance: $205,576,626.07
AverageSched Bal: $170,603.01
GrossWAC: 6.476
NetWAC: 6.180
OTERM: 360
RTERM: 357
ATERM: 357
AGE: 2
First CAP: 4.975
Periodic CAP: 1.686
MAXRATE: 11.912
MINRATE: 2.608
MTR: 52.314
MARGIN: 2.336
DTI: 36.898
OLTV: 78.498
COLTV: 90.299
FICO: 705.405
---------------------------------------------------------------


---------------------------------------------------------------
Current Rate                                            Percent
---------------------------------------------------------------
3.501 - 4.000                                              0.10
4.501 - 5.000                                              0.09
5.001 - 5.500                                              2.68
5.501 - 6.000                                             15.03
6.001 - 6.500                                             42.50
6.501 - 7.000                                             28.69
7.001 - 7.500                                              8.42
7.501 - 8.000                                              2.47
8.001 - 8.500                                              0.02
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Scheduled Balance                                       Percent
---------------------------------------------------------------
0.01 - 50,000.00                                           0.23
50,000.01 - 100,000.00                                     6.18
100,000.01 - 150,000.00                                   24.48
150,000.01 - 200,000.00                                   25.18
200,000.01 - 250,000.00                                   17.91
250,000.01 - 275,000.00                                    6.23
275,000.01 - 350,000.00                                   15.41
350,000.01 - 400,000.00                                    4.19
400,000.01 - 450,000.00                                    0.20
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Original Term                                           Percent
---------------------------------------------------------------
180                                                        0.10
360                                                       99.90
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
RemTerm                                                 Percent
---------------------------------------------------------------
177.000                                                    0.10
350.000                                                    0.37
351.000                                                    0.09
353.000                                                    0.09
354.000                                                    0.42
355.000                                                    2.00
356.000                                                   12.46
357.000                                                   34.72
358.000                                                   20.18
359.000                                                   20.44
360.000                                                    9.13
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Am WAM                                                  Percent
---------------------------------------------------------------
0.000 - 59.999                                            90.90
300.000 - 359.999                                          7.95
360.000 >=                                                 1.15
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Age                                                     Percent
---------------------------------------------------------------
0                                                          9.13
1                                                         20.44
2                                                         20.18
3                                                         34.82
4                                                         12.46
5                                                          2.00
6                                                          0.42
7                                                          0.09
9                                                          0.09
10                                                         0.37
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
States                                                  Percent
---------------------------------------------------------------
GA                                                        11.80
FL                                                        13.48
CA                                                        16.12
AZ                                                         8.82
MN                                                         5.60
VA                                                         5.10
SC                                                         3.08
TX                                                         2.12
CO                                                         3.31
NV                                                         3.57
Other                                                     27.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Original LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             1.42
50.001 - 60.000                                            1.12
60.001 - 70.000                                            6.47
70.001 - 75.000                                            5.88
75.001 - 80.000                                           78.97
80.001 - 85.000                                            0.67
85.001 - 90.000                                            4.50
90.001 - 95.000                                            0.95
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Combined LTV                                            Percent
---------------------------------------------------------------
0.001 - 50.000                                             1.31
50.001 - 60.000                                            1.09
60.001 - 70.000                                            3.73
70.001 - 75.000                                            3.89
75.001 - 80.000                                           17.84
80.001 - 85.000                                            1.05
85.001 - 90.000                                           16.21
90.001 - 95.000                                           13.32
95.001 - 100.000                                          41.55
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
FICO                                                    Percent
---------------------------------------------------------------
0.000 - 19.999                                             0.10
600.000 - 619.999                                          0.20
620.000 - 639.999                                          5.49
640.000 - 659.999                                         10.29
660.000 - 679.999                                         15.66
680.000 - 699.999                                         18.48
700.000 - 719.999                                         14.53
720.000 - 739.999                                          9.48
740.000 - 759.999                                         10.46
760.000 - 779.999                                          8.83
780.000 - 799.999                                          5.37
800.000 - 819.999                                          1.11
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
PMI                                                     Percent
---------------------------------------------------------------
GEMICO                                                     0.77
MORTGAGE GUARANTY INSURANCE CO                             1.09
OLTV <= 80 - NO MI                                        93.87
OLTV > 80 - NO MI                                          0.08
PMI MORTGAGE INSURANCE CO                                  1.57
RADIAN                                                     0.20
REPUBLIC MORTGAGE INSUANCE CO                              1.18
TRIAD                                                      0.07
UGIC                                                       1.19
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Property Type                                           Percent
---------------------------------------------------------------
2-4 FAMILY                                                 6.68
CONDO                                                     14.05
PUD                                                       22.84
SINGLE FAMILY                                             56.38
TOWNHOUSE                                                  0.05
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Occupancy Code                                          Percent
---------------------------------------------------------------
NON OWNER                                                 40.60
OWNER OCCUPIED                                            47.07
SECOND HOME                                               12.33
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Purpose                                                 Percent
---------------------------------------------------------------
CASHOUT REFI                                              19.58
PURCHASE                                                  70.42
RATE/TERM REFI                                            10.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Documentation Type                                      Percent
---------------------------------------------------------------
FULL/ALT                                                  21.68
NO DOC                                                    21.56
SISA                                                      56.75
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Interest Only                                           Percent
---------------------------------------------------------------
N                                                          9.10
Y                                                         90.90
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Interest Only Term                                      Percent
---------------------------------------------------------------
0.000                                                      9.10
36.000                                                     2.03
60.000                                                    11.15
66.000                                                     0.08
120.000                                                   77.64
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Silent                                                  Percent
---------------------------------------------------------------
N                                                         33.87
Y                                                         66.13
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Prepay Flag                                             Percent
---------------------------------------------------------------
N                                                         66.30
Y                                                         33.70
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Prepay Term                                             Percent
---------------------------------------------------------------
0.000                                                     66.30
4.000                                                      0.13
6.000                                                      0.49
12.000                                                     0.58
24.000                                                     3.21
36.000                                                    28.57
42.000                                                     0.14
60.000                                                     0.58
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
DTI                                                     Percent
---------------------------------------------------------------
0.001 - 10.000                                             0.58
10.001 - 20.000                                            3.61
20.001 - 30.000                                           13.65
30.001 - 40.000                                           42.72
40.001 - 50.000                                           37.37
50.001 - 60.000                                            2.07
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Conforming                                              Percent
---------------------------------------------------------------
CONFORMING                                               100.00
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Arm Index                                               Percent
---------------------------------------------------------------
1 YEAR CMT                                                 0.18
1 YEAR LIBOR                                              40.57
6 MONTH LIBOR                                             59.25
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Margins                                                 Percent
---------------------------------------------------------------
2.001 - 2.500                                             89.37
2.501 - 3.000                                              7.32
3.001 - 3.500                                              2.34
3.501 - 4.000                                              0.58
4.001 - 4.500                                              0.38
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
First Adjustment Cap                                    Percent
---------------------------------------------------------------
1.000                                                      0.20
1.500                                                      0.43
2.000                                                      1.02
3.000                                                     11.69
3.250                                                      0.11
4.000                                                      0.32
4.950                                                      0.10
5.000                                                     59.26
5.025                                                      0.06
5.875                                                      0.13
6.000                                                     26.67
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Periodic Cap                                            Percent
---------------------------------------------------------------
1.000                                                     32.18
1.500                                                      0.43
2.000                                                     67.13
5.875                                                      0.13
6.000                                                      0.13
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


________________________________________________________________________________
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
________________________________________________________________________________
                                Nov 3, 2005 13:55                    Page 1 of 2

Goldman Sachs                     GSAA-05 14

================================================================================


---------------------------------------------------------------
Max Rate                                                Percent
---------------------------------------------------------------
10.001 - 10.500                                            1.83
10.501 - 11.000                                            7.32
11.001 - 11.500                                           22.04
11.501 - 12.000                                           27.76
12.001 - 12.500                                           27.09
12.501 - 13.000                                            9.86
13.001 - 13.500                                            2.33
13.501 - 14.000                                            1.66
14.001 - 14.500                                            0.02
15.001 >=                                                  0.08
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Floor Rate                                              Percent
---------------------------------------------------------------
2.001 - 2.500                                             82.42
2.501 - 3.000                                              7.36
3.001 - 3.500                                              2.81
3.501 - 4.000                                              0.92
4.001 - 4.500                                              0.49
4.501 - 5.000                                              0.12
5.001 - 5.500                                              0.12
5.501 - 6.000                                              1.09
6.001 - 6.500                                              1.39
6.501 - 7.000                                              2.22
7.001 >=                                                   1.05
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Months To Roll                                          Percent
---------------------------------------------------------------
1.                                                         0.10
3.                                                         0.39
4.                                                         0.09
5.                                                         0.10
6.                                                         0.13
14.                                                        0.07
15.                                                        0.09
18.                                                        0.02
20.                                                        0.59
21.                                                        0.47
22.                                                        0.84
23.                                                        1.59
24.                                                        0.50
26.                                                        0.07
29.                                                        0.09
30.                                                        0.15
31.                                                        0.31
32.                                                        2.82
33.                                                        4.60
34.                                                        1.39
35.                                                        5.74
36.                                                        1.14
48.                                                        0.05
50.                                                        0.22
51.                                                        0.04
54.                                                        0.24
55.                                                        1.41
56.                                                        7.31
57.                                                       11.01
58.                                                       27.74
59.                                                       22.82
60.                                                        7.13
61.                                                        0.08
83.                                                        0.37
84.                                                        0.17
119.                                                       0.09
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Number of Units                                         Percent
---------------------------------------------------------------
1                                                         93.19
2                                                          5.08
3                                                          0.71
4                                                          1.02
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Product Type                                            Percent
---------------------------------------------------------------
10 YEAR ARM                                                0.09
2 YEAR ARM                                                 4.42
3 YEAR ARM                                                16.13
5 YEAR ARM                                                78.01
6 MONTH ARM                                                0.82
7 YEAR ARM                                                 0.54
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Self Employment Flag                                    Percent
---------------------------------------------------------------
N                                                         84.89
Y                                                         15.11
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


---------------------------------------------------------------
Originator                                              Percent
---------------------------------------------------------------
GOLDMAN MORTGAGE CO                                       60.02
GREENPOINT                                                 7.31
SUNTRUST                                                  32.67
---------------------------------------------------------------
Total:                                                   100.00
---------------------------------------------------------------


________________________________________________________________________________
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates ma representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptio regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other inform subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
________________________________________________________________________________
                              Nov 3, 2005 13:55                      Page 2 of 2